Investor Presentation February 2016 MGIC Investment Corporation (NYSE: MTG) Exhibit 99

2 As used below, “we,” “our” and “us” refer to MGIC Investment Corporation’s consolidated operations or to MGIC Investment Corporation, as the context requires, and “MGIC” refers to Mortgage Guaranty Insurance Corporation. This presentation may contain forward looking statements. Our actual results could be affected by the risk factors that are summarized and appear at the end of this presentation. These risk factors may also cause actual results to differ materially from the results contemplated by any forward looking statements that we may make. Forward looking statements consist of statements which relate to matters other than historical fact, including matters that inherently refer to future events. Among others, statements that include words such as “believe,” “anticipate,” “will” or “expect,” or words of similar import, are forward looking statements. We are not undertaking any obligation to update any forward looking statements or other statements we may make even though these statements may be affected by events or circumstances occurring after the forward looking statements or other statements were made. No investor should rely on the fact that such statements are current at any time other than the time at which this presentation was prepared in February 2016. Forward Looking Statements and Risk Factors

3 • Private Mortgage Insurance Industry Overview • MGIC Investment Corporation • Q4 2015 Financial Overview • Full Year 2015 Financial Overview • Statutory Capital Position • New Business • Improved Credit Performance • Cost Advantage • Investment Portfolio Overview • Growth Opportunities • Regulatory Environment • Summary Table of Contents

Private Mortgage Insurance Is Prepared for the Future Tested • In a home price decline worse than the Great Depression, mortgage insurers served their role as the absorber of first-loss risk, paying over $50 billion in claims since 2007 Strengthened • $6.5 billion new capital raised by existing companies beginning in 2007 • $1.4 billion new capital raised by new entrants • Reinsurance transactions Building for the Future • New Master Policy • New GSE Eligibility Requirements 4

5  Who we are • The nation’s oldest private mortgage insurer, with insurance in force of $174.5 billion • In 1957 Max Karl founded the modern MI industry and MGIC in Milwaukee, WI • ~800 employees, including an experienced sales and underwriting team covering the U.S. and other locations  What we do • Take first-loss credit position on low down payment residential mortgages • Reduce cost for borrowers and promote risk-sharing compared to FHA • Enable private investment in mortgage credit risk • Provide long term credit enhancement options to investors in mortgages  What we are focused on • Prudently growing insurance in force • Pursue new business opportunities that leverage our core competencies • Preserve and expand the role of MGIC and Private MI in housing finance policy • Manage and deploy capital to optimize creation of shareholder value • Develop and diversify the talents of our co-workers MGIC Investment Corporation Overview

MGIC Investment Corporation
Q415 Financial Overview

MGIC



	3 Months Ending		% Change
	Dec-14	Dec-15	y/o/y
	(All Amounts Shown in Millions Except Where Indicated)		
NIW (billions)	$ 9.5	$ 9.8	3.1%
Net Premium Written	$ 228	$ 241	5.9%
Total Revenues	$ 240	$ 258	7.3%
Incurred Losses	$ 117	$ 95	-18.8%
Net Income (Loss) excluding DTA Valuation Allowance Reversal	$ 74	$ 114	53.0%
Net Paid Losses	$ 248	$ 188	-24.2%
Default Inventory (# of Units)	79,901	62,633	-21.6%
Investments (incl. Cash and Cash Equivalents)	$ 4,828	$ 4,844	0.3%
Loss Reserves	$ 2,397	$ 1,893	-21.0%
Key Operating Metrics			
Loss Ratio (%)	54.8	42.0	
Expense Ratio (%)	13.9	13.9	
Statutory Risk to Capital - MGIC	14.6:1	12.1:1	
Insurance in Force (billions)	164.9	174.5	
Persistency %	82.8	79.7	

- ✓ $102.4 million net income
  - Excluding adjustment to reversal of DTA valuation allowance net income was $113.9 million
  - Risk to capital improves to 12.1:1
- ✓ 2H15 market share ~20%
  - $9.8 billion NIW in Q4
  - >2008 vintages and HARP are ~75% of total RIF
  - Insurance in force grows 6% y/o/y
- ✓ Incurred losses down 19% y/o/y
  - ~$1.9 billion in loss reserves - average reserve/delinquent loan ~$28,800
  - Paid losses down 24% y/o/y
  - New notices down 14% y/o/y
  - Cure rate on new notices improved y/o/y
  - Default inventory down 22% y/o/y
- ✓ $4.8 billion cash and investments (including $402 million at holding company)

6

MGIC Investment Corporation Full Year 2015 Financial Overview  $1.2 billion net income  Excluding reversal of DTA valuation allowance net income was $485.3 million  2015 market share ~20%  NIW increased 29%  IIF increased 6%  MGIC is compliant with PMIERs  Minimum Required Assets ~$4.5 billon; Available Asset ~$ 5 billion  Incurred losses down 31% y/o/y  Paid losses down 26% y/o/y  New notices down 16% y/o/y  Cure rate on new notices improved y/o/y  Default inventory down 22% y/o/y 7 ` Year % Change Dec-14 Dec-15 y/o/y (All Amounts Shown in Millions Except Where Indicated) NIW (billions) 33.4$ 43.0$ 28.7% Net Premium Written 882$ 1,020$ 15.7% Total Revenues 942$ 1,041$ 10.5% Incurred Losses 496$ 344$ -30.7% Net Income (Loss) excluding DTA Valuation Allowance Reversal 252$ 485$ 92.6% Paid Losses 1,154$ 849$ -26.4% Default Inventory (# of Units) 79,901 62,633 -21.6% Investments (incl. Cash and Cash Equivalents) 4,828$ 4,844$ 0.3% Loss Reserves 2,397$ 1,893$ -21.0% Key Operating Metrics Loss Ratio (%) 58.8 38.3 Expense Ratio (%) 14.7 14.9 Statutory Risk to Capital - MGIC 14.6:1 12.1:1 Insuranc in Force (billions) 164.9 174.5 Persiste cy % 82.8 79.7

Statutory Capital Position $1,521 $1,518 $1,574 $247 $691 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 2013 2014 2015 MGIC Statutory Capital Policyholder Surplus Contingency Reserve 8 •Statutory net income is reduced by the amount of contingency reserves built in the reporting period as prescribed by the Commissioner of Insurance for the State of Wisconsin (OCI) •States other than WI account for the change in the contingency reserve through the balance sheet rather than the income statement •Statutory capital is the total of policyholders surplus plus contingency reserves •50% of each $1 of premium earned must go into a contingency reserve to be held for 10 years or released early with OCI permission •FY 2014 statutory net income was reduced by $247 million as contingency reserves were built • FY 2015 statutory net income was reduced by $444 million to account for the increase in contingency reserve •At 12/31/15 MGIC had ~$2.3 billion of statutory capital •MGIC had approximately has ~$1.2 billion in excess of minimum capital required by OCI at December 31, 2015 Millions $2,265 $1,765 $(8) $(78) $247 $444 $239 $366 $(100) $- $100 $200 $300 $400 $500 2014 2015 MGIC Adjusted Net Statutory Income (1) As Reported in "Yellow" Book Plus Contingency Reserve Adjusted Net Statutory Income Millions $1,521 1) Full year 2015 statutory information is preliminary, final 2015 statutory data will be available after March 1, 2016 . Adjusted statutory net income excludes the impact of the net contribution to contingency reserves

9 Purchase Market Share is Estimated To be ~3.5 - 4x Refinance Market Share Private MI purchase and refinance percentages estimated using Arch, Essent, Genworth, Radian and MGIC press release information as a proxy for the industry which is then multiplied by the total private mortgage insurance written as published by Inside Mortgage Finance, which includes HARP refinances. Arch, Essent, Genworth, Radian and MGIC NIW does not include HARP refinance transactions. MGIC percentages are calculated using company data and total purchase and refinance data (which includes FHA and VA activity) as published by IMF in November 2015 .

10 New Business Written 1) Source: MGIC and Inside Mortgage Finance, not including HARP $12 $14 $24 $30 $33 $43 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2010 2011 2012 2013 2014 2015 MGIC Market Share Within PMI Industry(1) Total NIW (Billions) 16.8% 20.0% 20.1% 16% 17% 18% 19% 20% 21% 22% Q1 13 Q2 Q3 Q4 Q1 14 Q2 Q3 Q4 Q1 15 Q2 Q3

11 Risk in Force as of 012/31/2015 Total Flow Total RIF: $42.5 billion Total RIF: $45.5 billion >2008 + HARP Now ~75% of In Force Source: Company filings Source: Company data Note: Risk in force is before reinsurance. Includes bulk in force, which has been in run-off since 2008. 3% 18% 12% 67% <2005 2005-2008 2005-2008 HARP >2008 5% 20% 12%63% <2005 2005-2008 2005-2008 HARP >2008

12  Approximately 84% of Q4 2015 new notices are prior delinquencies  Default inventory declined 22% y/o/y @ 12/31/15  Full year paid losses down 26% y/o/y @ 12/31/15 Positive Credit Trends (1) Trailing 12 month cure/default ratio is the sum of the last 12 month’s cures / the sum of the last 12 month’s new notices of default 5,000 10,000 15,000 20,000 25,000 30,000 New Notices Monthly New Notices 62,633 50,000 70,000 90,000 110,000 130,000 150,000 170,000 190,000 210,000 230,000 250,000 270,000 Ending Default Inventory 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% 105.0% 110.0% Trailing 12 Month Cure/Default Ratio

23.3% 12.6% 18.9% 31.9% 8.7% 4.6% Primary Default Inventory Q4 2015 < 2005 2005 2006 2007 2008 > 2008 22.6% 11.2% 17.1% 30.8% 9.0% 9.3% New Notices Received in Q4 2015 < 2005 2005 2006 2007 2008 > 2008 13 Source: Company filings ~5% of Inventory from 2009 -15 Books ~9% of New Notices from 2009-15 Books 2009 and Forward Generating Low Level of Delinquencies Source: Company data Note: Primary default inventory and new notices include loans covered by reinsurance agreement

High Quality Business Contained in 2009 and Forward Books 13.6% 6.8% 4.3% 2.7% 2009 2010 2011 2012 14 Static Pool Delinquency Rates (1) Based on Loan Count Ever to Date Loss Ratio (2) 1) Static Pool Delinquency Rates = (total number of delinquent loans at the end of the stated reporting period) / (original number of loans insured in the 6 month periods shown) 2) Ever to date loss ratio is the sum of paid losses plus established primary loss reserves (not including IBNR )divided by net premiums earned for each book year shown as of December 31, 2015

15 Highly Efficient and Low Cost Platform (1) MGIC is Maintaining a Low Expense Ratio 1) GAAP Expense Ratio for MGIC is for insurance operations only 16.3% 16.0% 15.2% 18.6% 14.7% 14.9% 0% 5% 10% 15% 20% 25% 2010 2011 2012 2013 2014 2015

MGIC Investment Corporation Investment Portfolio Overview • $4.8 billion as of December 31, 2015 including $402 million at holding company • 99.9% Investment Grade, – ~83% with an underlying rating of “A” or better • Effective Duration of 4.7 years (excludes cash and cash equivalents) • Imbedded pre-tax yield, based on book value, is 2.52% 16

Mortgage Origination Outlook  Housing remains affordable  2016 origination forecasts range from $1.4 to $1.6 trillion  2017 GSEs and MBA all forecasting an increase in purchases offset by decrease in refinances  Decreasing distressed and cash sales  Good environment for Private MI 17 Source: As of January 2016; Fannie Mae, Freddie Mac, and MBA 946 1027 926 1003 1110 978 450 553 454 393 350 331 $0 $500 $1,000 $1,500 $2,000 $ i n bi lli on s Purchase Refi 2017 2016 Origination Forecasts $1,396 $1,580 $1,380 $1,397 $1,460 $1,309

18 Demographic Drivers of Demand Source: Joint Center for Housing Studies Harvard University, Baseline Household Projections for the Next Decade and Beyond March 2014  Pent up demand  Household formations slowed between 2007 and 2012  Forecasts estimate that between 1.1 – 1.3 million households will be formed annually through 2024  Majority of growth from minority groups that are typically first-time homebuyers  By 2025, minorities will make up 36 percent of all US households and 46 percent of those aged 25–34, thus accounting for nearly half of the typical first-time homebuyer market  Millennials / Gen Y / Next Gen

19 Millennials are Transitioning into Prime Home Buying Age Sources: National Assoc of Realtors, Joint Center for Housing Studies, Harvard, PEW Research Center and FBR Research Sources: Goldman Sachs

20 Millennials Are Increasing Home Purchases Sources: National Assoc of Realtors, Joint Center for Housing Studies, Harvard, PEW Research Center and FBR Research Sources: National Association of REALTORS® Confidence Index December 2015

Many Purchasers Require High LTV Loans

MGIC



- Down payment cited as one of the main obstacles to home ownership
- ~76% of home purchases are financed
- ~50% of ***ALL*** home buyers use a down payment of less than 20%
- ~30% of home purchasers are 1st time home buyers who typically lack a 20% down payment
  - ~69% of FTHB had a downpayment of 6% or less


Percent of Mortgage Sales With Downpayment of
At Least 20 Percent as of October 2015
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
38%
201104
201107
201110
201201
201204
201207
201210
201301
201304
201307
201310
201401
201404
201407
201410
201501
201504
201507
201510

Source: National Association of Realtors November 2015 Confidence Index

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Regulatory Environment • New Master Policy in effect – Standardization provides consistent terms of coverage across carriers – Provides assurances about the consistent handling and payment of claims – Brings greater transparency to contractual protections for lenders and investors • New Financial Requirements – GSEs/FHFA • Effective date of December 31, 2015 • MGIC is compliant with PMIERs • Financial requirement on new business allows for adequate returns after considering reinsurance – NAIC • Expected to propose revised capital requirements (timing unknown at this time) • Not expected to be more restrictive than GSE financial requirements • Housing Policy – No real progress on GSE legislative reform; status quo continues for most lenders – Continued depressed levels of non-GSE originations – The PMI industry message is that MIs can do more to take risk from GSEs and taxpayers 22 22

Summary

MGIC



- **Financial position**
  - Solid statutory capital position
  - 2009 – 2015 or "new" books are very profitable
    - New books plus HARP account for ~75% of Primary RIF
  - Generating GAAP profits
  - Growing insurance in force and premiums
  - Declining losses
  - Reinsurance increases capital strength and financial flexibility
- **Established market player in a proven industry**
  - Market share for 2015: ~20%
  - Lowest expense ratio in industry
  - Experienced sales and underwriting organization
  - ~3,000 lenders purchase insurance from MGIC
- **Significant growth opportunities**
  - Purchase market remains strong/Pent up demand
  - Need and demand for low down-payment lending
  - Possible risk sharing with GSEs, FHA, and VA
  - Eventual return of non-GSE market
- **Regulatory environment**
  - Clarified eligibility criteria with GSEs
  - Congressional Activity
    - FHA
    - GSEs
  - NAIC updates on the horizon
  - Focus is on expanding access to credit

23

24 Summary of Risk Factors • Competition or changes in our relationships with our customers could reduce our revenues, reduce our premium yields and / or increase our losses. • The amount of insurance we write could be adversely affected if lenders and investors select alternatives to private mortgage insurance. • Changes in the business practices of the GSEs, federal legislation that changes their charters or a restructuring of the GSEs could reduce our revenues or increase our losses. • We may not continue to meet the GSEs’ mortgage insurer eligibility requirements and our returns may decrease as we are required to maintain more capital in order to maintain our eligibility. • The benefit of our net operating loss carryforwards may become substantially limited. • We are involved in legal proceedings and are subject to the risk of additional legal proceedings in the future. • Resolution of our dispute with the Internal Revenue Service could adversely affect us. • Because we establish loss reserves only upon a loan default rather than based on estimates of our ultimate losses on risk in force, losses may have a disproportionate adverse effect on our earnings in certain periods. • Because loss reserve estimates are subject to uncertainties, paid claims may be substantially different than our loss reserves. • We rely on our management team and our business could be harmed if we are unable to retain qualified personnel or successfully develop and/or recruit their replacements. • Loan modification and other similar programs may not continue to provide substantial benefits to us. • If the volume of low down payment home mortgage originations declines, the amount of insurance that we write could decline, which would reduce our revenues. • State capital requirements may prevent us from continuing to write new insurance on an uninterrupted basis. • Downturns in the domestic economy or declines in the value of borrowers’ homes from their value at the time their loans closed may result in more homeowners defaulting and our losses increasing. • The mix of business we write affects the likelihood of losses occurring, our Minimum Required Assets under the PMIERs, and our premium yields. • The premiums we charge may not be adequate to compensate us for our liabilities for losses and as a result any inadequacy could materially affect our financial condition and results of operations. • We are susceptible to disruptions in the servicing of mortgage loans that we insure. • Changes in interest rates, house prices or mortgage insurance cancellation requirements may change the length of time that our policies remain in force. • Your ownership in our company may be diluted by additional capital that we raise or if the holders of our outstanding convertible debt convert that debt into shares of our common stock. • Our debt obligations materially exceed our holding company cash and investments. • We could be adversely affected if personal information on consumers that we maintain is improperly disclosed and our information technology systems may become outdated and we may not be able to make timely modifications to support our products and services.

Company Contact: Michael Zimmerman Senior Vice President Investor Relations Direct: (414) 347-6596 mike_zimmerman@mgic.com